                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2003



                          VALASSIS COMMUNICATIONS, INC.

                    ----------------------------------------

             (Exact name of registrant as specified in its charter)


         Delaware                    1-10991                   38-2760940
-------------------------          ---------------          -----------------
 (State of incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No)


                  19975 Victor Parkway, Livonia, Michigan 48152
                  ---------------------------------------------
                     (Address of principal executive office)


Registrant's telephone number, including area code: 734-591-3000

Item 9.   REGULATION FD DISCLOSURE

On May 16, 2003, Valassis announced that it established the terms of its 30-year convertible senior notes. Valassis is offering the notes for sale to qualified institutional investors through a private placement. The notes will be sold for an issue price of $667.24 per $1,000 principal amount at maturity. The issue price represents a yield to maturity of 1.625% per year. A copy of the Company press release related to this event is attached as an Exhibit to this Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1    Press Release of Valassis Communications, Inc.
                dated May 16, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VALASSIS COMMUNICATIONS, INC.



                                        By:  /s/ Robert L. Recchia
                                           -------------------------------------
                                           Robert L. Recchia
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:  May 22, 2003